VANGUARD
ADMIRAL FUNDS

Annual Report
January 31, 1997

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.


                                    CONTENTS


                                  A Message To
                                Our Shareholders
                                       1



                                  The Markets
                                 In Perspective
                                       5



                                  Report From
                                  The Adviser
                                       7



                                  Performance
                                   Summaries
                                       9



                                   Portfolio
                                    Profiles
                                       13



                                   Financial
                                   Statements
                                       18


                                   Report Of
                                  Independent
                                  Accountants
                                       31



                                 Directors And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan

FELLOW SHAREHOLDER,

As if fatigued from its extraordinary climb the previous year, the bond market slipped a notch in the twelve months ended January 31, 1997, the fiscal year for Vanguard's Admiral Funds. Interest rates increased substantially for all but the shortest maturities. As veteran fixed-income investors would know to expect, the biggest damage done by the rate increase was to the prices of long-term securities.

         Returns from the four Admiral Portfolios varied considerably but, again as you would expect, were right in line with the sectors of the bond market they represent. Although the performances of our Short-Term and Intermediate-Term U.S. Treasury Portfolios were impeded by the rise in interest rates, each produced positive returns for the fiscal year. Only our Long-Term U.S. Treasury Portfolio, which is the most sensitive to interest-rate changes, suffered a negative return for the year. In an environment so unfavorable to the longer end of the bond spectrum, our U.S. Treasury Money Market Portfolio, not surprisingly, provided the highest total return, posting a +5.2% gain.

        The table at right presents the total return (capital change plus reinvested dividends) for each Portfolio during the past twelve months. Each is compared with its respective mutual fund competitive group and the unmanaged bond market index it emulates.



--------------------------------------------------------------------
                                                     TOTAL RETURNS
                                                   FISCAL YEAR ENDED
                                                   JANUARY 31, 1997
--------------------------------------------------------------------
Long-Term U.S. Treasury Portfolio                        -1.7%
Average Long-Term Treasury Fund                          +0.2
Lehman Long-Term Treasury Index                          -1.6
--------------------------------------------------------------------
Intermediate-Term U.S. Treasury
   Portfolio                                             +1.3%
Average Intermediate-Term
   Treasury Fund                                         +1.6
Lehman Intermediate-Term
   (5-10 years) Treasury Index                           +1.3
--------------------------------------------------------------------
Short-Term U.S. Treasury Portfolio                       +4.1%
Average Short-Term Treasury Fund                         +3.4
Lehman Short-Term U.S.
   Treasury Index                                        +4.1
--------------------------------------------------------------------
U.S. Treasury Money Market Portfolio                     +5.2%
Average U.S. Treasury
   Money Market Fund                                     +4.7
Salomon 90-Day U.S. Treasury
   Bills                                                 +5.2
--------------------------------------------------------------------

         As we explained in the Annual Report for fiscal 1996, when each of our Portfolios outperformed its peer group, our Portfolios carry somewhat longer maturities than their average competitors. This means, as we said then, that "our net asset values may rise more when interest rates fall (as in the past year), but decline more when interest rates rise." This tendency is greatest, as you might expect, in the more interest-rate-sensitive Intermediate- and Long-Term Portfolios, which trailed their peers in fiscal 1997.

         We note that the same factors that worked against us in fiscal 1997 have in other years worked in our favor. We believe that our investment policies are the soundest for the long pull.

         Per-share figures for each Portfolio, including net asset values, income dividends, and any capital gains distributions, are presented in the table that follows this letter.

FISCAL 1997 PERFORMANCE OVERVIEW

Conditions that proved ideal for a continuance of the bull market in stocks--steady economic growth, rising corporate profits, low unemployment, and a quiescent inflation rate--weren't quite good enough to suit fixed-income investors in fiscal 1997. As a result, the bond market provided returns that seemed paltry in comparison with the rich rewards bestowed by stocks. The entire U.S. stock market (as measured by the Wilshire 5000 Equity Index) provided a total return of +24.4% in the twelve months ended January 31, on top of a +37.1% gain the previous year.

         The U.S. bond market, on the other hand, provided a return of +3.3% for the year (as measured by the Lehman Brothers Aggregate Bond Index), a far cry from its powerful +17.0% gain a year earlier.

         Although it often gets credit or blame for bond-market movements, the Federal Reserve Board maintained a hands-off monetary policy in fiscal 1997. After cutting short-term interest rates by 0.25 percentage point (25 basis points) at the end of January 1996, the Fed left them alone for the following twelve months. As a result, short-term interest rates traded within a very narrow band (0.45 percentage point) and ended the year a mere 10 basis points higher than they were when fiscal 1997 began (5.15% on January 31, 1997, versus 5.05% a year earlier).

         Investors in longer-term securities, however, worried with every positive economic indicator that the economy was doing too well. The fear was that robust growth in employment would put upward pressure on wages and, ultimately, on the inflation rate. Although evidence of a general upsurge in the prices of goods and services failed to materialize (the Consumer Price Index rose 3.1% during the fiscal year), inflation anxiety did cause a surge in interest rates. From January 31 to mid-June, the yield on the long-term U.S. Treasury bond rose from 6.03% to 7.19%, or more than one percentage point. Thereafter, inflation worries subsided a bit and the yield on the long Treasury bond followed suit, declining to 6.79% by our fiscal year-end on January 31.

         In this environment, our Portfolios performed just about as one would expect. Our Money Market Portfolio, with its short maturity, maintained its share price. The asset value of our Short-Term Portfolio was relatively resistant to the increase in rates, owing to its short average maturity of roughly 2 1/2 years. For our Intermediate-Term Portfolio, which is about twice as sensitive as our Short-Term Portfolio to changes in interest rates, the price decline was proportionately greater, though its interest income was sufficient to produce a positive total return. Finally, our Long-Term Portfolio, twice as sensitive again, experienced the greatest share-price decline, pretty much offset by its interest income.


---------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                ANNUALIZED           FISCAL YEAR ENDED
                                  YIELDS*             JANUARY 31, 1997
                               ON JANUARY 31     --------------------------
                              ---------------    INCOME    CAPITAL   TOTAL
U.S. TREASURY PORTFOLIO       1996      1997     RETURN    RETURN    RETURN
---------------------------------------------    --------------------------
Long-Term                     6.05%     6.81%     +6.4%     -8.1%     -1.7%
Intermediate-Term             5.60      6.51      +6.3      -5.0      +1.3
Short-Term                    5.21      5.99      +6.0      -1.9      +4.1
Money Market                  5.25      5.06      +5.2       0.0      +5.2
---------------------------------------------------------------------------

*Seven-day yield for Money Market Portfolio; 30-day yield for other Portfolios.

         The above table shows the change in the yield of each Portfolio between January 31, 1996, and January 31, 1997, as well as the components of each Portfolio's total return.

         These returns, to be sure, look paltry relative to those generated in the stock market. However, that should hardly suggest that this is a time for bond investors to shift strategy and jump on the stock market bandwagon. The future is ever unknowable, and conservative investing--owning reserves and bonds as well as stocks--should never be out of style.

LIFETIME PERFORMANCE OVERVIEW

It takes time to test the mettle of a mutual fund. While just over four years is too short a period over which to judge any fund, we believe that our Portfolios have already demonstrated the qualities we expect of them over the longer term. They have outperformed their competitors and have closely paralleled their unmanaged benchmark standards. The Performance Summaries on pages 9 through 12 include charts showing cumulative returns for the lifetime of our Portfolios as well as a year-by-year breakdown of the income and capital returns earned by each. The table at right summarizes the average annual total return of each Portfolio since its inception relative to those of comparable fixed-income mutual funds and relevant indexes. It also shows how a $50,000 investment in each fund would have grown over the period involved.


----------------------------------------------------------------------------
                                                     TOTAL RETURNS
                                                   DEC. 14, 1992, TO
                                                     JAN. 31, 1997
                                          ----------------------------------
                                            AVERAGE        FINAL VALUE OF
                                             ANNUAL           A $50,000
                                              RATE       INITIAL INVESTMENT
----------------------------------------------------------------------------
Long-Term U.S. Treasury Portfolio             +8.5%            $70,074
Average Long-Term Treasury Fund               +6.8              65,702
Lehman Long-Term Treasury Index               +8.6              70,303
----------------------------------------------------------------------------
Intermediate-Term U.S. Treasury
   Portfolio                                  +7.1%            $66,285
Average Intermediate-Term
   Treasury Fund                              +6.1              63,940
Lehman Intermediate-Term
   (5-10 years) Treasury Index                +7.1              66,476
----------------------------------------------------------------------------
Short-Term U.S. Treasury Portfolio             5.7%            $62,945
Average Short-Term Treasury Fund               5.2              61,603
Lehman Short-Term U.S.
   Treasury Index                             +5.8              63,223
----------------------------------------------------------------------------
U.S. Treasury Money Market Portfolio          +4.5%            $59,901
Average U.S. Treasury
   Money Market Fund                          +4.0              58,897
Salomon 90-Day U.S. Treasury
   Bills                                      +4.8              60,610
----------------------------------------------------------------------------

         As the table shows, each of our Portfolios, without exception, has outperformed its average competitor over this period. The annual average margins of superiority range from 0.5 percentage point to 1.7 percentage points. Over the years, this "Vanguard advantage" can amount to significant sums.

         We emphasize that future absolute returns from our Portfolios and competing funds may be lower or higher than those shown in the table. The relatively brief lifetime of Vanguard Admiral Funds has been a generally favorable period for bond funds because of a general downtrend in interest rates. Yet, we firmly believe that our Portfolios will continue to provide returns that are more than competitive with industry norms. The principal reason for our confidence on this point is the significant cost advantage our Portfolios enjoy over their peer groups.

         The expense ratio of the Portfolios of Vanguard Admiral Funds was but 0.15% of average net assets in fiscal 1997. These costs--which directly reduce the income available to be passed through to bond fund investors--are far lower than the average 0.69% expense ratio for competing mutual funds. The difference of roughly 0.54% in fiscal 1997 amounted to more than $5 for each $1,000 in assets. Our "head start" of that dimension is very difficult for funds with similar maturity and quality characteristics to overcome year after year. And unlike bond returns, which will change unpredictably from year to year as interest rates fluctuate, low cost is a relatively predictable factor in enhancing the net returns investors receive. We believe our cost advantage is sustainable.

         Low cost is important, but it is not the only factor in our success thus far. Two other critical factors are our adviser, Vanguard Fixed Income Group, which manages our Portfolios with outstanding expertise and professionalism, and our disciplined policy of maintaining our Portfolios' maturities within clearly defined limits.

         The Performance Summaries that follow also compare the lifetime return of each Portfolio with that of an unmanaged index benchmark. Over time, we have come very close to matching these bond market indexes, which are very tough standards for actively managed bond funds. The indexes exist only on paper and are not burdened by the operating, advisory, and securities-transaction costs that all actual mutual funds bear to one degree or another. Although three of our four Portfolios have fallen just shy of the index benchmarks during their lifetimes (our Intermediate-Term Portfolio provided a perfect match), we have come far closer than our average competitors to keeping up with these theoretical standards.

IN SUMMARY

The dazzling performance of the stock market during the past two years--the Wilshire 5000 Index provided a cumulative return of about +70%--has made the bond market's return of about +20% seem lackluster by comparison, especially in light of bonds' subpar performance in fiscal 1997. But we believe that bond funds remain a vital element in a balanced investment program. Many equity fund investors today have experienced only upside volatility--after all, the U.S. stock market has been rising for nearly 15 years, with only a few, relatively brief setbacks. But sooner or later, these investors will become acquainted with the downside of stock-market volatility. At such times, the income and relative stability of principal that bond funds provide are extremely welcome attributes and investors are reminded of why a fixed-income component belongs in most long-term investment programs.

         We shall continue to operate Vanguard Admiral Funds as we have in the past, providing professionally managed, carefully structured U.S. Treasury Portfolios at the lowest costs in the mutual fund industry. Just as we will "stay the course" in managing our Portfolios, we suggest that investors stay the course with diversified, balanced investment programs appropriate to their financial goals and circumstances.


/s/ JOHN C. BOGLE                                    /s/ JOHN J. BRENNAN
-----------------------                              --------------------------
Chairman of the Board                                President
February 19, 1997


PORTFOLIO STATISTICS
-----------------------------------------------------------------------------------------------------------------------
                                        NET ASSET
                                     VALUE PER SHARE                       TWELVE-MONTHS
                                   --------------------       -----------------------------------------     SEC 30-DAY
                                       JANUARY 31,             INCOME          CAPITAL          TOTAL       ANNUALIZED
U.S. TREASURY PORTFOLIO            1996           1997        DIVIDENDS         GAINS           RETURN         YIELD
-----------------------------------------------------------------------------------------------------------------------
Long-Term                         $11.06         $10.13         $0.681         $0.030            -1.7%          6.81%
Intermediate-Term                  10.70          10.17          0.648             --            +1.3           6.51
Short-Term                         10.23          10.04          0.587             --            +4.1           5.99
Money Market                        1.00           1.00          0.051             --            +5.2           5.06*
-----------------------------------------------------------------------------------------------------------------------

*Seven-day yield.

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED JANUARY 31, 1997

[PHOTO]

U.S. EQUITY MARKETS

With investors' confidence backed by steady economic growth, low inflation, and rising earnings, the stock market rose in fiscal 1997 by 26.3%, as measured by the Standard & Poor's 500 Composite Stock Price Index. This advance, while less than the spectacular 38.7% return of the previous fiscal year, reflects how exceptional the recent environment has been for common stocks. When the two years are considered cumulatively, the S&P 500 Index has risen an astonishing 75.2%--truly a roaring bull market.

         The market's gains, however, were far from evenly distributed in the 12 months ended January 31. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 32.8% over the last 12 months,
6.5 percentage points more than the overall Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, with a 54.1% gain. Financial stocks were also notably strong, gaining 39.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 2.1% return, the lowest within the Index.

         Smaller companies generally posted solid absolute results but could not keep pace with the largest companies, with the 19.0% return of the Russell 2000 Index of small stocks lagging the S&P 500 Index by 7.3 percentage points. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 63.1% gain for the fiscal year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were the small-capitalization health-care stocks, which showed a loss of -1.4%.

----------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUALIZED RETURNS
                                                           PERIODS ENDED JANUARY 31, 1997
                                                        --------------------------------------
                                                        1 YEAR        3 YEARS        5 YEARS
----------------------------------------------------------------------------------------------
Equity
   S&P 500 Index                                         26.3%          20.8%          17.1%
   Russell 2000 Index                                    19.0           13.3           14.3
   MSCI-EAFE Index                                        2.2            4.5            8.2
----------------------------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index                            3.3%           5.7%           7.4%
   Lehman 10-Year Municipal
     Bond Index                                           3.9            5.0            7.5
   Salomon 90-Day U.S. Treasury Bills                     5.2            5.1            4.4
----------------------------------------------------------------------------------------------
Other
   Consumer Price Index                                   3.1%           2.9%           2.9%
----------------------------------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

The fiscal year saw an overall rise in interest rates that reflected concern about the prospects for increasing inflation, due to indications of greater than expected strength in the economy. At January 31, 1997, the 30-year U.S. Treasury yield was 6.79%, noticeably higher than its 6.03% level one year earlier.

         A year ago, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost interest rates. This complacent view was shattered by an exceptionally strong February jobs report, the first in a succession of economic reports indicating that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly: The 30-year Treasury bond's yield jumped from 6.03% on January 31, 1996, to 6.74% in mid-March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. As it turned out, most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.1%. But increasing signs of growth during the past three months reignited inflation concerns and caused bonds to finish the fiscal year on a sour note.

         Despite the numerous setbacks suffered by the bond market in 1996, most indexes were able to finish the fiscal year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the past year, the board never acted to either raise or lower interest rates.

         Amid the concerns that clouded the bond market during the fiscal year were three relatively bright spots: corporate bonds, mortgage-backed issues, and municipals. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

The Morgan Stanley Capital International-Europe, Australasia, Far East Index showed a 2.2% return for the year ended January 31--an overall result that conceals a striking regional disparity between the European and Pacific markets. Europe's markets provided U.S. investors with a gain of 20.8%, while the Pacific markets declined -16.0%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

         The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

REPORT FROM THE ADVISER

[PHOTO]

A "RODNEY DANGERFIELD" YEAR FOR BONDS

The bond markets were distinctly unfriendly, if not downright disrespectful, to investors in the fiscal year ended January 31, 1997. Interest rates rose along the entire spectrum of maturities familiarly known as the Treasury "yield curve." As the table below shows, yields rose about 0.7% for 1-year securities, about 1.0% for 5-year notes, and about 0.8% for 30-year bonds.

         The upward movement in interest rates produced price declines for notes and bonds that offset much, if not all, of the respective securities' interest income. It will come as no surprise to observant investors, therefore, that fiscal 1997 produced generally forgettable total returns in the low single digits. Returns appeared all the more lackluster when compared with the scorching performance of the stock market, which turned in yet another spectacular year.

         Looking forward, it's fair to say that the prevailing market conditions (with their higher available yields) look appreciably more appealing than those of 12 months ago. However, time will tell whether fiscal 1998 really turns out better than last year.

--------------------------------------------------------------
            YIELDS ON TREASURY NOTES AND BONDS
--------------------------------------------------------------
MATURITY                 1/31/96        1/31/97        CHANGE
--------                 -------        -------        ------
1 Year                    4.89%          5.57%         +0.68%
2 Years                   4.92           5.92          +1.00
3 Years                   5.03           6.04          +1.01
5 Years                   5.23           6.25          +1.02
10 Years                  5.58           6.49          +0.91
30 Years                  6.03           6.79          +0.76
--------------------------------------------------------------

Source: Bloomberg.

         The Portfolios of Vanguard Admiral Funds performed pretty much in line with the anemic bond market returns of the past 12 months. The U.S. Treasury Money Market Portfolio, by virtue of its mandate to maintain a stable net asset value, produced the highest return at 5.2%. The Short-Term U.S. Treasury Portfolio was also highly resistant to the rise in interest rates (a by-product of its conservative average maturity of 2 to 3 years), generating a total return of about 4.1%. While its share price is much more volatile than those of money market funds, the Short-Term Portfolio is very attractive to investors with three- to five-year horizons seeking more income than that available from securities with very short-term (1 year or under) maturities. Over most past rolling two- and three-year intervals, it has provided relatively robust and consistent performance.

         The Intermediate-Term U.S. Treasury Portfolio generated lower total returns in fiscal 1997 than its shorter brethren, owing to its longer average maturity. Its net asset value is about twice as sensitive to changes in interest rates as that of the Short-Term Portfolio. Consequently, it dropped proportionately more in price during the market downturn. What the Intermediate-Term Portfolio surrenders in price stability, however, it picks up in income and dividend durability. Simply put, this Portfolio "hangs on" to its dividends much longer (about twice as long) than does the Short-Term Portfolio.

         Winner of the dividend-durability contest is the Long-Term U.S. Treasury Portfolio. In years like fiscal 1996, when interest rates fell sharply, this resulted in the

         INVESTMENT PHILOSOPHY

         The Funds reflect a belief that investors who want the unparalleled credit quality of U.S. Treasury securities should be able to select portfolios with maturities appropriate to their needs.

Portfolio's meaningful and beneficial increment to an investor's total return. Unfortunately, in fiscal 1997 it was akin to backing the heaviest contestant in a flotation tournament. The Portfolio's extremely long (20+ years) average maturity caused its net asset value to sink further than those of our other Portfolios. Indeed, the price sensitivity of this Portfolio is twice that of the Intermediate-Term Portfolio and four times that of the Short-Term Portfolio. Details of each Portfolio's returns relative to competing mutual funds are provided in the Message To Shareholders, which begins on page 1. Suffice it to say, it's good to get this kind of year behind us.

WHAT'S IN STORE FOR FISCAL 1998?

Accurate forecasts in the financial markets are difficult, if not impossible, to achieve. The problem lies not only with predicting the economic variables that influence interest rates, but also with predicting how market participants will react to those changing variables. The economist John Maynard Keynes captured the essence of this conundrum when he likened the financial markets to a contest whose object is to predict the winner of a beauty pageant. The trick is not to pick the most beautiful contestant, but to pick the one whom the judges will select as most beautiful. The years 1995 and 1996 are vivid examples of this "self-referential" kind of contest. As far as historical inflation measures are concerned, the years were essentially identical, as the table above shows.


-------------------------------------------------------
INFLATION RATES AND BOND RETURNS           1995    1996
-------------------------------------------------------
GDP Implicit Price
   Deflator* (change)                      2.6%    2.0%
CPI (change)                               2.6     3.3
Total Return: Lehman
   Aggregate Bond Index                   18.5     3.6
-------------------------------------------------------

*The broadest statistical measure of inflation in the U.S. economy.

         In both years, inflation was effectively dormant. But what a difference a year makes for the bond market! The perceptions of the judges (market participants) as to the future were dramatically different in each year and were the source of both the bond market's euphoric 1995 and its lackluster 1996. The new year will probably be no different. Expectations will be as important as reality, if not more so. What do we expect? Given the current state of economic affairs, we anticipate relatively low volatility in bond prices. With luck, this scenario will produce total returns for the Portfolios close to their dividend distribution yields. Our Portfolios are positioned to perform well under these conditions.

         On that note, it is appropriate to underscore the Vanguard expense advantage, which is even greater in the ultra-low-cost Admiral Portfolios. During periods of low price volatility, the main source of a bond portfolio's total return is its coupon income, distributed to shareholders in the form of dividends. With yields on U.S. Treasury bonds in the mid-single digits, every basis point (1/100th of a percentage point) counts and investors should seek out the most efficient investments available. On this score there are few, if any, serious competitors to Vanguard Admiral Funds. At the risk of preaching to the converted, we can reiterate and reaffirm our enduring competitive edge. Virtually all of Vanguard's bond portfolios' income (and the state income tax exemption for interest on U.S. Treasury securities) goes directly to the shareholders' "bottom line." In the long run, that's what counts.

Ian A. MacKinnon, Senior Vice President
Robert F. Auwaerter, Principal
John W. Hollyer, Principal
Vanguard Fixed Income Group

February 13, 1997

PERFORMANCE SUMMARY: U.S. TREASURY MONEY MARKET PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

TOTAL INVESTMENT RETURNS: 12/14/92-1/31/97

------------------------------------------------------
                     U.S. TREASURY MONEY      AVERAGE
                      MARKET PORTFOLIO         FUND*
FISCAL          CAPITAL   INCOME     TOTAL     TOTAL
YEAR            RETURN    RETURN    RETURN    RETURN
------------------------------------------------------
1993             0.0%      0.4%      0.4%      0.4%
1994             0.0       3.0       3.0       2.6
1995             0.0       4.2       4.2       3.8
1996             0.0       5.7       5.7       5.3
1997             0.0       5.2       5.2       4.7
------------------------------------------------------

*Average U.S. Treasury Money Market Fund.

See Financial Highlights table on page 25 for dividend information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 12/14/92-1/31/97


-----------------------------------------------------------------
              U.S. TREASURY
              MONEY MARKET           LIPPER U.S.         SALOMON
              PORTFOLIO              TREASURY MONEY      90-DAY
              ADMIRAL-TRSY MONEYMKT  MARKET              T-BILL
-----------------------------------------------------------------
1992     12          50000              50000             50000
1993     01          50205              50190             50210
1993     04          50565              50510             50575
1993     07          50935              50835             50960
1993     10          51320              51165             51355
1994     01          51705              51500             52150
1994     04          52105              51840             52190
1994     07          52605              52285             52715
1994     10          53185              52815             53340
1995     01          53875              53445             54470
1995     04          54625              54125             54835
1995     07          55400              54845             55620
1995     10          56160              55550             56405
1996     01          56920              56255             57595
1996     04          57635              56875             57885
1996     07          58375              57535             58620
1996     10          59135              58210             59400
1997     01          59901              58897             60610
-----------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED JANUARY 31, 1997
                                       -------------------------------      FINAL VALUE OF A
                                       1 YEAR          SINCE INCEPTION     $50,000 INVESTMENT
---------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
   PORTFOLIO                             5.24%               4.47%              $59,901
AVERAGE U.S. TREASURY MONEY
   MARKET FUND                           4.70                4.04                58,897
SALOMON 90-DAY
   U.S. TREASURY BILLS                   5.23                4.77                60,610
---------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
-------------------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION
                                     INCEPTION                         --------------------------------------
                                       DATE             1 YEAR         CAPITAL          INCOME         TOTAL
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market
   Portfolio                         12/14/92            5.26%          0.00%           4.46%          4.46%
-------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

PERFORMANCE SUMMARY: SHORT-TERM U.S. TREASURY PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 12/14/92-1/31/97

----------------------------------------------------------------
            SHORT-TERM   U.S. TREASURY   PORTFOLIO       LEHMAN*
FISCAL      CAPITAL         INCOME         TOTAL          TOTAL
YEAR        RETURN          RETURN        RETURN         RETURN
----------------------------------------------------------------
1993          1.7%            0.7%          2.4%           2.3%
1994          1.0             4.5           5.5            6.1
1995         -4.6             5.2           0.6           -0.1
1996          4.7             6.7          11.4           12.0
1997         -1.9             6.0           4.1            4.1
----------------------------------------------------------------

*Lehman Short-Term U.S. Treasury Index.

See Financial Highlights table on page 26 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 12/14/92-1/31/97

[CHART]

------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED JANUARY 31, 1997
                              --------------------------------    FINAL VALUE OF A
                                1 YEAR       SINCE INCEPTION     $50,000 INVESTMENT
------------------------------------------------------------------------------------
SHORT-TERM U.S. TREASURY
   PORTFOLIO                     4.05%            5.73%                $62,945
AVERAGE SHORT-TERM
   U.S. TREASURY FUND            3.36             5.18                  61,603
LEHMAN SHORT-TERM
   U.S. TREASURY INDEX           4.07             5.84                  63,223
------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*

--------------------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION
                                   INCEPTION                        ------------------------------------------
                                      DATE          1 YEAR          CAPITAL            INCOME          TOTAL
--------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Portfolio  12/14/92         4.46%           0.21%              5.54%           5.75%
--------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

PERFORMANCE SUMMARY: INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: 12/14/92-1/31/97

----------------------------------------------------------------------
                        INTERMEDIATE-TERM U.S.
                          TREASURY PORTFOLIO                   LEHMAN*
FISCAL          CAPITAL         INCOME           TOTAL          TOTAL
YEAR             RETURN         RETURN           RETURN        RETURN
----------------------------------------------------------------------
1993              2.9%           0.9%             3.8%          3.8%
1994              4.1            5.8              9.9          10.6
1995             -9.4            5.7             -3.7          -4.5
1996             11.7            7.5             19.2          19.6
1997             -5.0            6.3              1.3           1.3
----------------------------------------------------------------------

*Lehman Intermediate-Term U.S. Treasury Index.

See Financial Highlights table on page 26 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 12/14/92-1/31/97

[CHART]

--------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED JANUARY 31, 1997
                                 --------------------------------    FINAL VALUE OF A
                                     1 YEAR   SINCE INCEPTION       $50,000 INVESTMENT
--------------------------------------------------------------------------------------
INTERMEDIATE-TERM U.S. TREASURY
   PORTFOLIO                          1.30%          7.06%               $66,285
AVERAGE INTERMEDIATE-TERM
   U.S. TREASURY FUND                 1.63           6.13                 63,940
LEHMAN INTERMEDIATE-TERM
   U.S. TREASURY INDEX                1.33           7.14                 66,476
--------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
---------------------------------------------------------------------------------------------------------
                                                                                SINCE INCEPTION
                                   INCEPTION                        -------------------------------------
                                      DATE          1 YEAR          CAPITAL         INCOME          TOTAL
---------------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury
   Portfolio                        12/14/92         2.05%           0.85%           6.35%          7.20%
---------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

PERFORMANCE SUMMARY: LONG-TERM U.S. TREASURY PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 12/14/92-1/31/97
--------------------------------------------------------
            LONG-TERM U.S. TREASURY PORTFOLIO    LEHMAN*
FISCAL        CAPITAL     INCOME    TOTAL        TOTAL
YEAR          RETURN      RETURN    RETURN       RETURN
--------------------------------------------------------
1993            3.0%       1.0%      4.0%         3.8%
1994            8.6        7.3      15.9         16.7
1995          -12.9        6.3      -6.6         -7.5
1996           18.6        8.1      26.7         27.4
1997           -8.1        6.4      -1.7         -1.6
--------------------------------------------------------

*Lehman Long-Term U.S. Treasury Index.

See Financial Highlights table on page 27 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 12/14/92-1/31/97

[CHART]

------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED JANUARY 31, 1997
                           ------------------------------    FINAL VALUE OF A
                           1 YEAR        SINCE INCEPTION    $50,000 INVESTMENT
------------------------------------------------------------------------------
LONG-TERM U.S. TREASURY
   PORTFOLIO                -1.75%            8.51%              $70,074
AVERAGE LONG-TERM
   U.S. TREASURY FUND        0.23             6.83                65,702
LEHMAN LONG-TERM
   U.S. TREASURY INDEX      -1.58             8.60                70,303
------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*

-------------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION
                                      INCEPTION                      ----------------------------------
                                        DATE         1 YEAR          CAPITAL       INCOME        TOTAL
-------------------------------------------------------------------------------------------------------
Long-Term U.S. Treasury Portfolio     12/14/92       -1.07%           1.80%         7.09%         8.89%
-------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

PORTFOLIO PROFILE: U.S. TREASURY MONEY MARKET PORTFOLIO

JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                         13
Yield                                  5.1%
Average Maturity                    53 days
Average Quality               U.S. Treasury
Expense Ratio                         0.15%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
U.S. Treasury                          100%

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies assign ratings after appraising an issuer's ability to meet its obligations. U.S. Treasury securities are considered to be the highest-quality credits.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates. Callable securities trading at premium to par value are treated as coming due on their earliest redemption date.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE: SHORT-TERM U.S. TREASURY PORTFOLIO

JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                       27
Yield                                6.0%
Yield to Maturity                    6.0%
Average Coupon                       6.8%
Average Maturity                2.3 years
Average Quality             U.S. Treasury
Average Duration                2.1 years
Expense Ratio                       0.15%
Cash Reserves                        1.9%


INVESTMENT FOCUS
-----------------------------------------
[CHART]



VOLATILITY MEASURES
------------------------------------------------------
                              SHORT-TERM
                           U.S. TREASURY       LEHMAN*
------------------------------------------------------
R-Squared                           0.93          1.00
Beta                                0.50          1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------
U.S. Treasury                            100%



DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         2.9%
1-5 Years                           93.9
Over 5 Years                         3.2
-----------------------------------------
Total                              100.0%

PORTFOLIO PROFILE: INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO

JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                       25
Yield                                6.5%
Yield to Maturity                    6.5%
Average Coupon                       8.3%
Average Maturity                7.3 years
Average Quality             U.S. Treasury
Average Duration                5.3 years
Expense Ratio                       0.15%
Cash Reserves                        2.5%

INVESTMENT FOCUS
-----------------------------------------
[CHART]

VOLATILITY MEASURES
------------------------------------------------------
                       INTERMEDIATE-TERM
                           U.S. TREASURY       LEHMAN*
------------------------------------------------------
R-Squared                           0.98          1.00
Beta                                1.17          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------
U.S. Treasury                            100%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         0.9%
1-5 Years                            8.6
5-10 Years                          64.1
Over 10 Years                       26.4
-----------------------------------------
Total                              100.0%

PORTFOLIO PROFILE: LONG-TERM U.S. TREASURY PORTFOLIO

JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                        7
Yield                                6.8%
Yield to Maturity                    6.8%
Average Coupon                       8.5%
Average Maturity               20.6 years
Average Quality             U.S. Treasury
Average Duration                9.7 years
Expense Ratio                       0.15%
Cash Reserves                        6.6%

INVESTMENT FOCUS
-----------------------------------------
[CHART]

VOLATILITY MEASURES
------------------------------------------------------
                               LONG-TERM
                           U.S. TREASURY       LEHMAN*
------------------------------------------------------
R-Squared                           0.94          1.00
Beta                                1.86          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
U.S. Treasury                              100%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------
Under 1 Year                         3.8%
1-5 Years                             --
5-10 Years                            --
10-20 Years                         14.2
20-25 Years                         79.4
Over 25 Years                        2.6
------------------------------------------
Total                              100.0%

[PHOTO]

FINANCIAL STATEMENTS
JANUARY 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings of U.S. Treasury issues and other U.S. government-guaranteed securities, including each security's market value on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE            MARKET
                                                                                     MATURITY           AMOUNT            VALUE*
U.S. TREASURY MONEY MARKET PORTFOLIO                                  YIELD              DATE            (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (97.8%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bills                                                  5.022%            4/3/97         $204,422        $  202,710
U.S. Treasury Bills                                                  5.041%           2/13/97            1,018             1,016
U.S. Treasury Bills                                                   5.11%            2/6/97           24,596            24,578
U.S. Treasury Bills                                                   5.29%            5/1/97            7,130             7,042
U.S. Treasury Notes                                                   4.75%           2/15/97          354,702           354,601
U.S. Treasury Notes                                                   6.50%           4/30/97          457,655           458,948
U.S. Treasury Notes                                                   6.50%           5/15/97          118,058           118,440
U.S. Treasury Notes                                                  6.625%           3/31/97          430,975           431,923
U.S. Treasury Notes                                                  6.875%           2/28/97          784,203           785,100
U.S. Treasury Notes                                                  6.875%           3/31/97          315,000           315,808
U.S. Treasury Notes                                                  6.875%           4/30/97           90,837            91,185
U.S. Treasury Notes                                                   8.50%           4/15/97          146,204           147,140
U.S. Treasury Notes                                                   8.50%           5/15/97          236,000           238,072
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $3,176,563)                                                                     3,176,563
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.2%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                      89,904
Liabilities                                                                                                              (19,853)
                                                                                                                         -------
                                                                                                                          70,051
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 3,246,814,928 outstanding $.001 par value shares (authorized 20,000,000,000 shares)                     $3,246,614
================================================================================================================================
NET ASSET VALUE PER SHARE                                                                                                  $1.00
================================================================================================================================

*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        AMOUNT               PER
                                                                                                         (000)             SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                     $3,246,815             $1.00
Undistributed Net Investment Income                                                                         --                --
Accumulated Net Realized Losses--Note C                                                                   (201)               --
Unrealized Appreciation                                                                                     --                --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $3,246,614             $1.00
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE            MARKET
                                                                                     MATURITY           AMOUNT            VALUE*
SHORT-TERM U.S. TREASURY PORTFOLIO                                   COUPON              DATE            (000)             (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (98.1%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                                                   4.75%           8/31/98        $  36,000         $  35,421
U.S. Treasury Notes                                                  5.625%          10/31/97           10,200            10,205
U.S. Treasury Notes                                                  5.875%           3/31/99            3,500             3,495
U.S. Treasury Notes                                                   6.25%           7/31/98           85,800            86,336
U.S. Treasury Notes                                                   6.25%           8/31/00            8,200             8,221
U.S. Treasury Notes                                                   6.50%           4/30/99            3,000             3,033
U.S. Treasury Notes                                                   6.75%           6/30/99           70,500            71,667
U.S. Treasury Notes                                                  6.875%           8/31/99           55,900            57,001
U.S. Treasury Notes                                                  6.875%           3/31/00           21,200            21,654
U.S. Treasury Notes                                                  7.125%           9/30/99           39,500            40,530
U.S. Treasury Notes                                                   7.75%          11/30/99           45,100            47,031
U.S. Treasury Notes                                                   7.75%          12/31/99           88,900            92,804
U.S. Treasury Notes                                                   7.75%           1/31/00           16,750            17,499
U.S. Treasury Notes                                                  7.875%           4/15/98           10,500            10,754
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)      4.62%          10/15/98 (1)        3,243             3,203
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)      5.10%           4/15/98 (1)        1,800             1,791
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)      5.48%          10/15/97 (1)          607               606
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)     6.475%           5/15/00 (1)        4,122             4,137
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)     8.038%           1/15/00 (1)        4,192             4,316
Bariven, SA Eximbank Guaranteed Export Financing
  (U.S. Government Guaranteed)                                       6.277%           4/15/01 (1)(2)     7,200             7,196
Government Export Trust (U.S. Government Guaranteed)                  4.61%            9/1/98 (1)          480               475
Government Export Trust (U.S. Government Guaranteed)                  5.69%            2/1/98 (1)          300               300
Government Export Trust (U.S. Government Guaranteed)                  7.75%            1/1/00 (1)        3,600             3,688
Guaranteed Export Certificates (U.S. Government Guaranteed)          4.743%           9/15/98 (1)        3,600             3,569
Guaranteed Export Certificates (U.S. Government Guaranteed)           6.61%           9/15/99 (1)        4,300             4,332
Guaranteed Trade Trust (U.S. Government Guaranteed)                   4.77%           11/1/97 (1)        1,860             1,851
Guaranteed Trade Trust (U.S. Government Guaranteed)                   4.86%            4/1/98 (1)        1,500             1,490
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $541,312)                                                                         542,605
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.0%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account
  (COST $5,563)                                                       5.51%            2/3/97            5,563             5,563
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
  (COST $546,875)                                                                                                        548,168
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Notes B and E                                                                                               12,556
Liabilities--Note E                                                                                                       (7,509)
                                                                                                                         -------
                                                                                                                           5,047
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 55,100,703 outstanding $.001 par value shares
  (authorized 500,000,000 shares)                                                                                       $553,215
================================================================================================================================
NET ASSET VALUE PER SHARE                                                                                                 $10.04
================================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Restricted security representing 1.3% of net assets at January 31, 1997.

---------------------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------
                                                                     AMOUNT               PER
                                                                      (000)             SHARE
---------------------------------------------------------------------------------------------
Paid in Capital                                                    $554,978            $10.07
Undistributed Net Investment Income                                      --                --
Accumulated Net Realized Losses--Note C                              (3,056)             (.05)
 Unrealized Appreciation--Note D                                      1,293               .02
---------------------------------------------------------------------------------------------
NET ASSETS                                                         $553,215            $10.04
=============================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE            MARKET
                                                                                     MATURITY           AMOUNT            VALUE*
INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO                            COUPON              DATE            (000)             (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (97.5%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                                 10.375%          11/15/12         $114,550          $146,302
U.S. Treasury Bonds                                                  10.75%           2/15/03            5,000             6,085
U.S. Treasury Bonds                                                  10.75%           5/15/03           37,150            45,433
U.S. Treasury Bonds                                                 11.125%           8/15/03           10,500            13,117
U.S. Treasury Bonds                                                 11.625%          11/15/04           12,600            16,520
U.S. Treasury Bonds                                                 11.875%          11/15/03            5,000             6,483
U.S. Treasury Notes                                                  5.875%           2/15/04            9,000             8,735
U.S. Treasury Notes                                                   6.25%           4/30/01           17,000            17,005
U.S. Treasury Notes                                                  6.625%           7/31/01            5,000             5,071
U.S. Treasury Notes                                                   7.25%           5/15/04           92,779            97,201
U.S. Treasury Notes                                                   7.25%           8/15/04           25,800            27,033
U.S. Treasury Notes                                                   7.50%           2/15/05           34,500            36,705
U.S. Treasury Notes                                                   7.75%          12/31/99           28,000            29,229
U.S. Treasury Notes                                                  7.875%          11/15/04           77,000            83,605
Export Funding Trust (U.S. Government Guaranteed)                     8.21%          12/29/06 (1)        8,876             9,398
Government Export Trust (U.S. Government Guaranteed)                  6.00%           3/15/05 (1)       10,298            10,079
Government Export Trust (U.S. Government Guaranteed)                  7.46%          12/15/05 (1)       12,522            12,913
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.39%           6/26/06 (1)        2,264             2,323
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.80%           8/15/06 (1)        8,333             8,712
Guaranteed Trade Trust (U.S. Government Guaranteed)                   8.17%           1/15/07 (1)        3,333             3,544
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.735%           1/15/02 (1)        5,000             4,928
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.94%           6/20/06 (1)        5,000             4,850
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.08%           8/15/04 (1)       22,500            21,976
Overseas Private Investment Corp. (U.S. Government Guaranteed)       6.726%           9/15/10 (1)        9,000             8,892
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.75%          12/15/08 (1)       16,000            15,969
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $639,011)                                                                                                        642,108
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.9%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
in a Pooled Cash Account
  (COST $5,594)                                                       5.51%            2/3/97            5,594             5,594
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.4%)
  (COST $644,605)                                                                                                        647,702
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Notes B and E                                                                                               88,437
Liabilities--Note E                                                                                                      (77,598)
                                                                                                                         -------
                                                                                                                          10,839
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 64,731,311 outstanding $.001 par value shares
  (authorized 500,000,000 shares)                                                                                       $658,541
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                                 $10.17
================================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

---------------------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------
                                                                     AMOUNT               PER
                                                                      (000)             SHARE
---------------------------------------------------------------------------------------------
Paid in Capital                                                    $665,236            $10.27
Undistributed Net Investment Income                                      --                --
Accumulated Net Realized Losses--Note C                              (9,792)             (.15)
Unrealized Appreciation--Note D                                       3,097               .05
---------------------------------------------------------------------------------------------
NET ASSETS                                                         $658,541            $10.17
=============================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                      FACE            MARKET
                                                                 MATURITY           AMOUNT            VALUE*
LONG-TERM U.S. TREASURY PORTFOLIO                 COUPON             DATE            (000)             (000)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (93.4%)
------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                7.50%         11/15/24        $   4,600         $   4,952
U.S. Treasury Bonds                               7.875%          2/15/21           45,704            50,917
U.S. Treasury Bonds                               8.125%          8/15/19           22,133            25,235
U.S. Treasury Bonds                               8.875%          8/15/17           30,170            36,803
U.S. Treasury Bonds                               8.875%          2/15/19           28,103            34,413
U.S. Treasury Bonds                               9.875%         11/15/15            6,700             8,847
U.S. Treasury Bonds                              10.375%         11/15/12           14,090            17,996
------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $175,206)                                                                                    179,163
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.8%)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account
  (COST $7,357)                                    5.51%           2/3/97            7,357             7,357
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.2%)
  (COST $182,563)                                                                                    186,520
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.8%)
------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                   5,884
Liabilities                                                                                             (444)
                                                                                                      ------
                                                                                                       5,440
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------
Applicable to 18,942,168 outstanding $.001 par value shares
  (authorized 500,000,000 shares)                                                                  $ 191,960
============================================================================================================
NET ASSET VALUE PER SHARE                                                                          $   10.13
============================================================================================================

*See Note A in Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------
                                                                                    AMOUNT               PER
                                                                                     (000)             SHARE
------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                  $ 189,354          $   9.99
Undistributed Net Investment Income                                                     --                --
Accumulated Net Realized Losses--Note C                                             (1,351)             (.07)
Unrealized Appreciation--Note D                                                      3,957               .21
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $ 191,960            $10.13
============================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED JANUARY 31, 1997
                                    ------------------------------------------------------------------------
                                    U.S. TREASURY          SHORT-TERM    INTERMEDIATE-TERM        LONG-TERM
                                     MONEY MARKET       U.S. TREASURY        U.S. TREASURY    U.S. TREASURY
                                        PORTFOLIO           PORTFOLIO            PORTFOLIO        PORTFOLIO
                                            (000)               (000)                (000)            (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                              $135,963            $ 28,389             $ 40,563         $ 12,598
                                         -------------------------------------------------------------------
     Total Income                         135,963              28,389               40,563           12,598
                                         -------------------------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
     Investment Advisory Services             307                  61                   82               25
     Management and Administrative          2,572                 450                  600              164
     Marketing and Distribution               728                 140                  172               54
   Custodian Fees                              37                   8                   14                9
   Taxes (other than income taxes)            188                  35                   47               14
   Auditing Fees                                8                   6                    6                6
   Shareholders' Reports                       19                   7                    9                3
   Annual Meeting and Proxy Costs               2                   1                    1               --
   Directors' Fees and Expenses                 6                   1                    1               --
                                         -------------------------------------------------------------------
     Total Expenses                         3,867                 709                  932              275
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                     132,096              27,680               39,631           12,323
------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities                     (249)              2,759                  434           (1,281)
   Futures Contracts                           --                  --                   47              (68)
------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT
   SECURITIES SOLD                           (249)              2,759                  481           (1,349)
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                       --             (10,366)             (30,503)         (13,669)
   Futures Contracts                           --                  --                   --               --
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                              --             (10,366)             (30,503)         (13,669)
------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $131,847            $ 20,073             $  9,609         $ (2,695)
============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions-Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions-Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------------------
                                                                    U.S. TREASURY                    SHORT-TERM
                                                                     MONEY MARKET                   U.S. TREASURY
                                                                      PORTFOLIO                       PORTFOLIO
                                                         --------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                         --------------------------------------------------------------
                                                                1997             1996            1997           1996
                                                               (000)            (000)           (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                 $   132,096      $    87,829       $  27,680      $  23,904
   Realized Net Gain (Loss)                                     (249)              73           2,759          1,729
   Change in Unrealized Appreciation (Depreciation)               --               --         (10,366)        15,462
                                                         --------------------------------------------------------------
     Net Increase in Net Assets
         Resulting from Operations                           131,847           87,902          20,073         41,095
                                                         --------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                    (132,096)         (87,829)        (27,680)       (23,904)
   Realized Capital Gain                                          --               --              --             --
                                                         --------------------------------------------------------------
     Total Distributions                                    (132,096)         (87,829)        (27,680)       (23,904)
                                                         --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                  3,443,596        1,644,118         335,675        264,098
   Issued in Lieu of Cash Distributions                      125,454           82,822          20,447         18,618
   Redeemed                                               (2,100,531)      (1,320,063)       (221,325)      (206,839)
                                                         --------------------------------------------------------------
     Net Increase from Capital Share Transactions          1,468,519          406,877         134,797         75,877
-----------------------------------------------------------------------------------------------------------------------
   Total Increase                                          1,468,270          406,950         127,190         93,068
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                       1,778,344        1,371,394         426,025        332,957
                                                         --------------------------------------------------------------
   End of Year                                           $ 3,246,614      $ 1,778,344       $ 553,215      $ 426,025
=======================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                  3,443,596        1,644,118          33,493         26,346
   Issued in Lieu of Cash Distributions                      125,454           82,822           2,041          1,849
   Redeemed                                               (2,100,531)      (1,320,063)        (22,075)       (20,626)
                                                         --------------------------------------------------------------
     Net Increase in Shares Outstanding                    1,468,519          406,877          13,459          7,569
=======================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
----------------------------------------------------------------------------------------------------------------------
                                                                   INTERMEDIATE-TERM                  LONG-TERM
                                                                     U.S. TREASURY                  U.S. TREASURY
                                                                       PORTFOLIO                      PORTFOLIO
                                                           -----------------------------------------------------------
                                                                                YEAR ENDED JANUARY 31,
                                                           -----------------------------------------------------------
                                                                  1997           1996           1997            1996
                                                                 (000)          (000)          (000)           (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                    $  39,631      $  32,104      $  12,323       $  10,585
    Realized Net Gain (Loss)                                       481          6,041         (1,349)          4,194
    Change in Unrealized Appreciation (Depreciation)           (30,503)        46,712        (13,669)         23,788
                                                           -----------------------------------------------------------
        Net Increase (Decrease) in Net Assets
           Resulting from Operations                             9,609         84,857         (2,695)         38,567
                                                           -----------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                      (39,631)       (32,104)       (12,323)        (10,585)
    Realized Capital Gain                                           --             --           (527)         (1,495)
                                                           -----------------------------------------------------------
        Total Distributions                                    (39,631)       (32,104)       (12,850)        (12,080)
                                                           -----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                     330,265        320,851        138,400         145,811
    Issued in Lieu of Cash Distributions                        28,181         23,082          9,008           8,307
    Redeemed                                                  (254,568)      (169,135)      (125,781)       (130,533)
                                                           -----------------------------------------------------------
        Net Increase from Capital Share Transactions           103,878        174,798         21,627          23,585
----------------------------------------------------------------------------------------------------------------------
    Total Increase                                              73,856        227,551          6,082          50,072
----------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                          584,685        357,134        185,878         135,806
                                                           -----------------------------------------------------------
    End of Year                                              $ 658,541      $ 584,685      $ 191,960       $ 185,878
======================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                      32,362         31,613         13,651          14,158
    Issued in Lieu of Cash Distributions                         2,777          2,244            892             794
    Redeemed                                                   (25,076)       (16,469)       (12,404)        (12,599)
                                                           -----------------------------------------------------------
        Net Increase in Shares Outstanding                      10,063         17,388          2,139           2,353
======================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

         The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios do not show a Portfolio Turnover Rate because securities purchased with less than one year to maturity are excluded from the calculation of turnover rates.

------------------------------------------------------------------------------------------------------------------
                                                                      U.S. TREASURY MONEY MARKET PORTFOLIO
                                                                    YEAR ENDED JANUARY 31,
                                                          ---------------------------------------  DEC. 14, 1992,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              1997       1996       1995      1994        JAN. 31, 1993
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00      $1.00      $1.00     $1.00              $1.00
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                    .051       .055       .041      .029               .004
   Net Realized and Unrealized Gain (Loss) on Investments     --         --         --        --                 --
                                                          -----------------------------------------------------------
     Total from Investment Operations                       .051       .055       .041      .029               .004
                                                          -----------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                    (.051)     (.055)     (.041)    (.029)             (.004)
   Distributions from Realized Capital Gains                  --          --         --        --                --
                                                          -----------------------------------------------------------
     Total Distributions                                   (.051)     (.055)     (.041)    (.029)             (.004)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00      $1.00      $1.00     $1.00              $1.00
=====================================================================================================================

TOTAL RETURN                                               5.24%      5.66%      4.19%     2.99%              0.41%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                   $3,247     $1,778     $1,371      $860               $149
   Ratio of Total Expenses to Average Net Assets           0.15%      0.15%      0.15%     0.15%            0.15%**
   Ratio of Net Investment Income to Average Net Assets    5.12%      5.50%      4.21%     3.06%            3.12%**
   Portfolio Turnover Rate                                   N/A        N/A        N/A       N/A                N/A
---------------------------------------------------------------------------------------------------------------------

*Commencement of operations.
**Annualized.

----------------------------------------------------------------------------------------------------------------------
                                                                         SHORT-TERM U.S. TREASURY PORTFOLIO
                                                                    YEAR ENDED JANUARY 31,
                                                            -------------------------------------- DEC. 14, 1992,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                1997      1996       1995      1994       JAN. 31, 1993
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $10.23   $  9.77     $10.26    $10.17              $10.00
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                      .587      .626       .518      .448                .065
   Net Realized and Unrealized Gain (Loss) on Investments    (.190)     .460      (.468)     .101                .170
                                                            ----------------------------------------------------------
     Total from Investment Operations                         .397     1.086       .050      .549                .235
                                                            ----------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                      (.587)    (.626)     (.518)    (.448)              (.065)
   Distributions from Realized Capital Gains                    --        --      (.022)    (.011)                 --
     Total Distributions                                     (.587)    (.626)     (.540)    (.459)              (.065)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $10.04    $10.23     $ 9.77    $10.26              $10.17
======================================================================================================================

TOTAL RETURN                                                 4.05%    11.41%      0.57%     5.50%               2.35%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                       $553      $426       $333      $252                 $63
   Ratio of Total Expenses to Average Net Assets             0.15%     0.15%      0.15%     0.15%             0.15%**
   Ratio of Net Investment Income to Average Net Assets      5.85%     6.22%      5.30%     4.38%             4.87%**
   Portfolio Turnover Rate                                     80%       95%       129%       90%                  7%
----------------------------------------------------------------------------------------------------------------------

*Commencement of operations.
**Annualized.



------------------------------------------------------------------------------------------------------------------------
                                                                       INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO
                                                                      YEAR ENDED JANUARY 31,
                                                             -------------------------------------- DEC. 14, 1992,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 1997      1996       1995      1994       JAN. 31, 1993
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.70    $ 9.58     $10.58    $10.29              $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .648      .665       .598      .578                .084
   Net Realized and Unrealized Gain (Loss) on Investments     (.530)    1.120      (.995)     .418                .290
                                                             -----------------------------------------------------------
     Total from Investment Operations                          .118     1.785      (.397)     .996                .374
                                                             -----------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.648)    (.665)     (.598)    (.578)              (.084)
   Distributions from Realized Capital Gains                     --        --      (.005)    (.128)                 --
                                                             -----------------------------------------------------------
     Total Distributions                                      (.648)    (.665)     (.603)    (.706)              (.084)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.17    $10.70     $ 9.58    $10.58              $10.29
========================================================================================================================

TOTAL RETURN                                                  1.30%    19.16%     -3.67%     9.89%               3.75%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                        $659      $585       $357      $332                 $78
   Ratio of Total Expenses to Average Net Assets              0.15%     0.15%      0.15%     0.15%             0.15%**
   Ratio of Net Investment Income to Average Net Assets       6.37%     6.49%      6.15%     5.46%             6.31%**
   Portfolio Turnover Rate                                      52%       64%       134%      102%                  0%
------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

------------------------------------------------------------------------------------------------------------------------
                                                                            LONG-TERM U.S. TREASURY PORTFOLIO
                                                                      YEAR ENDED JANUARY 31,
                                                              -------------------------------------- DEC. 14, 1992,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1997      1996       1995      1994       JAN. 31, 1993
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.06    $ 9.40    $ 10.90    $10.30              $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                        .681      .691       .670      .709                .096
   Net Realized and Unrealized Gain (Loss) on Investments      (.900)    1.749     (1.405)     .881                .300
                                                              ----------------------------------------------------------
     Total from Investment Operations                          (.219)    2.440      (.735)    1.590                .396
                                                              ----------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                        (.681)    (.691)     (.670)    (.709)              (.096)
   Distributions from Realized Capital Gains                   (.030)    (.089)     (.095)    (.281)                 --
                                                              ----------------------------------------------------------
     Total Distributions                                       (.711)    (.780)     (.765)    (.990)              (.096)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $10.13    $11.06    $  9.40    $10.90              $10.30
========================================================================================================================

TOTAL RETURN                                                  -1.75%    26.74%     -6.60%    15.90%               3.97%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                         $192      $186       $136       $99                 $49
   Ratio of Total Expenses to Average Net Assets               0.15%     0.15%      0.15%     0.15%             0.15%**
   Ratio of Net Investment Income to Average Net Assets        6.72%     6.66%      7.06%     6.58%             7.22%**
   Portfolio Turnover Rate                                       42%      125%        44%       51%                 17%
------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Admiral Funds is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the U.S. Treasury Money Market, Short-Term U.S. Treasury, Intermediate-Term U.S. Treasury, and Long-Term U.S. Treasury Portfolios.


A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other
Portfolios: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

         2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. REPURCHASE AGREEMENTS: The Short-Term U.S. Treasury, Intermediate-Term U.S. Treasury, and Long-Term U.S. Treasury Portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         4. FUTURES CONTRACTS: Each Portfolio, except the U.S. Treasury Money Market Portfolio, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolios may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market.

         Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

         5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

         6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At January 31, 1997, the Fund had contributed capital aggregating $400,000 to Vanguard (included in Other Assets), representing 2.0% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

C. During the year ended January 31, 1997, purchases and sales of U.S. government securities were:

         ------------------------------------------------------------------------------
                                                                        (000)
                                                              -------------------------
         PORTFOLIO                                            PURCHASES         SALES
         ------------------------------------------------------------------------------
         Short-Term U.S. Treasury                              $554,246       $362,576
         Intermediate-Term U.S. Treasury                        426,503        314,520
         Long-Term U.S. Treasury                                 96,127         74,657
         ------------------------------------------------------------------------------

         At January 31, 1997, capital loss carryforwards available to offset future net capital gains were:


         ----------------------------------------------------------------------------------
                                                             EXPIRATION
                                                        FISCAL YEAR(S) ENDING        AMOUNT
         PORTFOLIO                                           JANUARY 31               (000)
         ----------------------------------------------------------------------------------
         U.S. Treasury Money Market                           2005-2006              $  343
         Short-Term U.S. Treasury                             2003-2006               3,047
         Intermediate-Term U.S. Treasury                      2003-2006               9,794
         Long-Term U.S. Treasury                              2005-2006               1,281
         ----------------------------------------------------------------------------------

D. At January 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

         ----------------------------------------------------------------------------------------
                                                                       (000)
                                                  -----------------------------------------------
                                                                                          NET
                                                  APPRECIATED       DEPRECIATED       UNREALIZED
         PORTFOLIO                                 SECURITIES        SECURITIES      APPRECIATION
         ----------------------------------------------------------------------------------------
         Short-Term U.S. Treasury                    $1,723           $  (430)           $1,293
         Intermediate-Term U.S. Treasury              9,691            (6,594)            3,097
         Long-Term U.S. Treasury                      4,156              (199)            3,957
         ----------------------------------------------------------------------------------------

E. The market values of securities on loan to broker/dealers at January 31, 1997, and collateral received with respect to such loans, were:

         -------------------------------------------------------------------------------------------
                                                                       (000)
                                                  --------------------------------------------------
                                                                         COLLATERAL RECEIVED
                                                                    --------------------------------
                                                  MARKET VALUE                       MARKET VALUE
                                                   OF LOANED                       OF U.S. TREASURY
         PORTFOLIO                                 SECURITIES          CASH           SECURITIES
         -------------------------------------------------------------------------------------------
         Short-Term U.S. Treasury                   $88,123           $ 2,591           $90,727
         Intermediate-Term U.S. Treasury             74,931            76,046                --
         -------------------------------------------------------------------------------------------

Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Admiral Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Money Market, Short-Term U.S. Treasury, Intermediate-Term U.S. Treasury, and Long-Term U.S. Treasury Portfolios (constituting Vanguard Admiral Funds, hereafter referred to as the "Fund") at January 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103


February 28, 1997

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
         Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
         Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
         Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com  online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q120-1/97

[PHOTO]